NUVECTRA™

Investor Presentation

New Directions in Neurostimulation


Algovita®


Virtis™

January 2018

Note: The Virtis™ System is not currently approved for commercial distribution in the United States or the European Union.

Legal Disclaimer

Forward Looking Statements

This presentation contains "forward-looking statements," including statements we make regarding the outlook for Nuvectra as an independent publicly-traded company. Forward-looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions, and therefore they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and may be outside of our control. Our actual performance may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made. Important factors that could cause our actual results to differ materially from those indicated in the forward-looking statements include: (i) our ability to successfully commercialize Algovita™ and to develop, complete and commercialize enhancements or improvements to Algovita™; (ii) our ability to successfully compete with our current SCS competitors and the ability of our U.S. sales representatives to successfully establish market share and acceptance of Algovita™; (iii) the uncertainty of obtaining regulatory approvals in the United States and Europe for our Virtis™ SNM system; (iv) our ability to successfully launch and commercialize the Virtis™ SNM system if it receives regulatory approval; (v) our ability to demonstrate the features, perceived benefits and capabilities of Algovita™ to physicians and patients in competition with similar products already well established and sold in the SCS market; (vi) our ability to anticipate and satisfy customer needs and preferences and to develop, introduce and commercialize new products or advancements and improvements to Algovita™ in order to successfully meet our customers' expectations; (vii) the outcome of our development plans for our neurostimulation technology platform, including our ability to identify additional indications or conditions for which we may develop neurostimulation medical devices or therapies and seek regulatory approval thereof; (viii) our ability to identify business development and growth opportunities and to successfully execute on our strategy, including our ability to seek and develop strategic partnerships with third parties to, among other things, fund clinical and development costs for new product offerings; (ix) the performance by our development partners, including Aleva Neurotherapeutics, S.A., of their obligations under their agreements with us; (x) the scope of protection for our intellectual property rights covering Algovita™ and other products using our neurostimulation technology platform, along with any product enhancements or improvements; (xi) our ability to successfully build, attract and maintain an effective commercial infrastructure and qualified sales force in the United States; (xii) our compliance with all regulatory and legal requirements regarding implantable medical devices and interactions with healthcare professionals; (xiii) any supplier shortages related to Algovita or its components and any manufacturing disruptions which may impact our inventory supply as we expand our business; (xiv) any product recalls, or the receipt of any warning letters, mandatory corrections or fines from any governmental or regulatory agency; (xv) our ability to satisfy the conditions and covenants, including trailing six month revenue milestones, of our Credit Facility; and (xvi) our ability to raise capital through means other than or in addition to the Credit Facility should it become necessary to do so, through a public offering of our common stock, private equity or debt financings, strategic partnerships, or other sources. Please see the section entitled "Risk Factors" in Nuvectra's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, Form S-3 dated October 5, 2017, and in our other quarterly and periodic filings for a description of these and other risks and uncertainties. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Investment Highlights

Significant revenue growth opportunity in large, established markets

~$40M+ Algovita™ annualized revenue run-rate(1) in Q4'17

Proven commercial success with over 1,000 US Algovita™ implants

Neurostimulation platform technology and IP with broad range of applications

Improving sales productivity with commercial organization

Expanding SCS post-market clinical data

Expect Virtis™ to be 2nd entrant in US SNM market in 2018

Additional capital available under credit facility

NUVECTRA

(1) Q4 2017 annualized revenue run-rate calculated as Q4 2017 estimated, unaudited Algovita™ revenue multiplied by 4
Note: Nuvectra became an independent company in March 2016 following its spin-off from Integer Holdings Corporation, formerly known as Greatbatch

Nuvectra Positioned for Success



Large & Growing Target Markets

~$3.4B(1)

- Spinal Cord Stimulation *(SCS)*
- Sacral Neuromodulation *(SNM)*
- Deep Brain Stimulation *(DBS)*


NUVECTRA

Platform Technology

- Expansive IP portfolio
- Access to multiple markets & indications
- Partnering opportunities *(i.e., DBS development agreement)*



Algovita™ SCS System

- Powerful IPG
- Four stim modes
- Stretchable leads
- Discreet patient control



Focused on Growth

- Build world class distribution team
- Clinical studies investment
- Virtis™ approvals

NUVECTRA

(1) Aggregate SCS, SNM, and DBS market size for 2017 based upon market research and Company estimates

Neurostimulation Targeted Market Opportunity

~$3.4B Target Market(1)

~10% CAGR through 2020

SCS Market(2)


15%
1%
29%
28%
27%
ABT
BSX
MDT
NVRO
NVTR

Chronic Pain

~$2.0B

~11% CAGR


$1,770
$2,010
$2,280
$2,520
$2,710
2016
2017
2018
2019
2020

SNM Market(2)


100%
MDT

Bladder & Bowel Control

~$690M

~8% CAGR


$630
$690
$750
$810
$870
2016
2017
2018
2019
2020

DBS Market(2)


3%
2%
95%
ABT
BSX
MDT

Movement Disorders

~$650M

~9% CAGR


$600
$650
$710
$780
$850
2016
2017
2018
2019
2020

NUVECTRA

(1) Aggregate SCS, SNM, and DBS market size for 2017 based upon market research and Company estimates; CAGR 2016-2020
(2) Market size and share data based on market research and Company estimates. Market size shown in millions (USD) and market share LTM as of Sept. 30, 2017

Revenue Growth Driven by Algovita™ Adoption

(Unaudited)


$11.5-12.0
$12
$10
$8
$6
$4
$2
$0
Revenue ($M)
NeuroNexus
Services
Algovita
$2.1
$2.6
$0.6
$3.8
$1.2
$4.2
$2.0
$5.0
$3.4
$7.2
$5.5
$7.6
$6.3
$10.0-10.5
Q1/16
Q2/16
Q3/16
Q4/16
Q1/17
Q2/17
Q3/17
Q4/17E(1)

	Q1/16	Q2/16	Q3/16	Q4/16	Q1/17	Q2/17	Q3/17	Q4/17E
Algovita™								
QoQ sequential growth %		*37%*	*105%*	*73%*	*68%*	*62%*	*15%*	*64%*
Total								
YoY growth %	*76%*	*71%*	*196%*	*220%*	*144%*	*183%*	*102%*	*183%*

NUVECTRA

(1) Q4 2017 estimated, unaudited revenue reflect the midpoint of the ranges indicated

Note: quarter over quarter growth is expected to be impacted by the seasonal nature of this business

Platform Designed for Multiple Indications

Expansive Proprietary IP Portfolio


Issued
192
Pending
60


Issued
142
Pending
62

Implantable Pulse Generator	Leads	Physician & Patient Programmers	Proprietary Processors
			

Algovita
NUVECTRA
Algovita
NUVECTRA

NUVECTRA *Note: patents issued and pending include all Nuvectra and Neuronexus patents, both owned and licensed*

SCS – Our First Opportunity

Chronic Pain[1,2]

- 1.5B WW suffer from chronic pain
- 100M Americans suffer from severe and chronic pain
- $300B annual healthcare spend in the US
- Chronic pain sufferers are also affected with depression, sleep deprivation and overall reduced quality of life

Spinal Cord Stimulation

- Largest neurostimulation market segment
- <10% penetration of potential candidates
- Proven clinical evidence
- Defined regulatory pathway (literature based PMA)
- Established reimbursement
- Opportunity for new technology & innovation

Chronic pain is a significant medical, economic and social problem



Changing the paradigm: Pharmaceuticals to Electroceuticals

(1) *The American Academy of Pain Medicine; Facts and Figures on Pain*
(2) *Institute of Medicine Report from the Committee on Advancing Pain Research, Care, and Education: Relieving Pain in America, A Blueprint for Transforming Prevention, Care, Education and Research. The National Academies Press, 2011*

Experienced Leadership Team



Scott Drees | *CEO & Director*
- QIG Group, CEO & Founding Partner
- Founding Division President, Advanced Neuromodulation Systems Inc. (ANSI)
- Prior experience: St. Jude Medical, Boston Scientific, Johnson & Johnson
- 36 yrs. implantable medical devices experience; 21 years in neuromodulation



Paul Hanchin | *President*
- 30+ yrs. medical device experience
- Prior experience: Flowonix Medical, St. Jude Medical, Advanced Neuromodulation Systems, Boston Scientific, Cyberonics



Walter Berger | *COO & CFO*
- 30+ yrs. financial and operating management experience
- Significant public company CFO and operations experience



Norbert Kaula, PhD | *CTO*
- 30+ yrs. neuroscience experience
- Has held a wide variety of neuro-urology surgical instruction and research positions



Melissa Beare | *EVP, General Counsel, Compliance Officer*
- Significant med device and public company experience



Scott Holstine
VP, Sales



Alan Mock
VP, Business Development



Bernie Bosley
Executive Director, Regulatory & Clinical Affairs



Bob Shokoohi
VP, Quality



Daryl Kipke, PhD
President, NeuroNexus

100+ Years of Neurostimulation Experience

NUVECTRA

Algovita™ SCS System


algovita
algovita
Algovita®
algovita
Algovita
Algovita
algovita
algovita

Designed to Improve Patient Outcomes

NUVECTRA

Powerful IPG Therapy Delivery

Four Stimulation Modes

- High fidelity tonic
- Burst programming
- Ultra high pulse width
- High frequency



2408
SN123456
Algov
NU
2412
SN654321
Algovita
NUVECTRA

Key Capabilities

- 24 channels/current sources
- Large battery capacity
- Broad parametric ranges
- Bi-directional recharge
- MICS wireless telemetry

Proprietary Stimulation & Power Processors



Algovita
NUVECTRA
Algovita
NUVECTRA
PRECISION
SPECTRA
nevro
senza

Configuration	**3x8**	**2x12**	2x8	2x8	4x8	2x8
# of Channels	**24**		16	16	32	16
# of Power Sources	**24**		1	1	16	1
Max Amplitude	**30 mA**		25.5 mA	25.5 mA	25.5 mA	15 mA
Frequency	**2 – 2000 Hz**		40 – 1200 Hz	2 – 1200 Hz	2 – 1200 Hz	2 – 10,000 Hz
Pulse Width	**20 – 1500 µs**		60 – 1000 µs	50 – 1000 µs	20 – 1000 µs	20 – 1000 µs
Volume	**21 cc**	**20 cc**	14 cc	18 cc	22 cc	~40 cc

- *Nuvectra™ Algovita™ spinal cord stimulation System Implant Manual for Stimulator, 2015, SPC-000388-001 Rev B*
- *97715 Intelllis™ with AdaptiveStim™ Technology, 97716 Intellis™ Rechargeable neurostimulators – Implant manual, M946871A002 REV. C*
- *St Jude professional website, http://professional.sjm.com/therapies/protégé-upgradeable-ipg/solution/protégé. Accessed Nov 30, 2015*
- *Boston Precision Spectra™ System Directions for Use, Valencia CA 2015, 91057051-01 Rev A 2015-08*
- *Nevro® Physician Implant Manual 11051 Rev A & FDA Summary of Safety and Effectiveness Data, PMA P130022*

New Generation of Percutaneous Lead Design

Key Capabilities

- Lead elongation *(stretchability)*
- Kink-resistant
- Reduce lead migration *(13%)*[(1)]
- Reduce lead breakage *(9%)*[(1)]
- Increased spinal coverage





STRANDED WIRE
8-Electrode Leads


Competitors

DUAL COIL DESIGN
8 & 12-Electrode Leads


Algovita

World's 1st Stretchable Leads

NUVECTRA

(1) *Cameron et al., 2004. Safety & Efficacy of SCS in Chronic Pain. Journal of Neurosurgery, (Spine 3) 100: 254-267.*

New Generation of Surgical/Paddle Leads

- Reduced length and thickness
- Stretchable lead body and single lead tail
- Steerable stylet and posterior stabilizing ribs
- Multi-midline electrode configuration
- Two placement options
  - – Traditional placement
  - – Direct visual placement ***(articulating hinge design)***





1 mm*




Paddle width: 9.0 mm
Array width: 7.9 mm
7 Centers of stimulation
Paddle length: 38.4 mm
Array length: 29.8 mm
Paddle height: 1 mm + 1 mm stabilizing ribs



NUVECTRA

Simplifying Programming Complexity

Patient



- Wireless telemetry
- Highly intuitive
- Smallest patient controller

Clinician



- Icon-based color touchscreens
- Patient interactive programming

Competitive Devices[(1)]

	MDT	ABT	BSX	NVRO
Patient Controllers				
Patient IPG Rechargers				

(1) *Images sourced from Boston Scientific Control Your Pain Healthcare Professionals website; Nevro website; Medtronic website; Abbott website*

U.S. Commercialization

Hire Proven Selling Team

Sales management, national account coverage, direct reps, sales agents, clinical specialists

- U.S. Algovita™ sales team of ~70 employees
- 45 active territories, as of December 31, 2017

Capture Market Share


1% ~$15M

Industry ASP ~ $20-25K

2017 Quarterly Rep Productivity(1)


~$65K
~$100K
~$130K
~$220K
Q1
Q2
Q3
Q4E

Estimated Rep Productivity Ramp(2)


~$300K-500K
~$600K-900K
~$1.2M-1.5M
Yr 1
Yr 2
Yr 3

NUVECTRA

(1) Quarterly rep productivity calculated as quarterly U.S. Algovita™ revenue divided by the average of quarter beginning and ending active territories
(2) Territory productivity will vary based on market size, competitive market conditions, and density of coverage

Post-Market Clinical Data Strategy

Four-arm post-market study

- Designed to study real-world outcomes of the four stimulation modes offered by the Algovita™ SCS system
  - **High fidelity tonic**
  - **Burst programming**
  - **Ultra high pulse width**
  - **High frequency**



Program 2
0.05
1.2
180
70
mA Range

Initial study arm & timing

- Compare outcomes of high fidelity tonic vs. ultra high pulse width (n=60)
- Q4 2017 finalize protocol
- Q1 2018 clinical site(s) initiation
- 2018+ advance data through publication and presentation



Algovita
NUVECTRA
Algovita
NUVECTRA

NUVECTRA

Algovita™ MRI Conditional Regulatory Strategy: CE Mark

	Medtronic	Boston Scientific	Abbott	nevro	NUVECTRA
System	Intellis	Montage / Precision Spectra	Protégé MRI	Senza	Algovita™
Approval	Full Body	Full Body	Head & Extremities	Full Body	Full Body[1]
					
Strength	1.5T	1.5T	1.5T	1.5T & 3T	1.5T



Full-Body Submission
Full-Body Approval
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2017
2018

(1) *Algovita™ is currently not MRI conditional approved. Full body MRI conditional approval is expected based on the timeline indicated on the slide*

NUVECTRA

Algovita™ MRI Conditional Regulatory Strategy: FDA

	Medtronic	Boston Scientific	Abbott	nevro	NUVECTRA
System	Intellis	Montage / Precision Spectra	Protégé MRI	Senza	Algovita™
Approval	Full Body	Full Body	Head & Extremities	Head & Extremities	Full Body[1]
					
Strength	1.5T	1.5T	1.5T	1.5T & 3T	1.5T

Full-Body Submission — Q2 2017

Head Only Submission — Q1 2018

Head Only Approval — Q2/Q3 2018

Full-Body Approval — Q4 2018

Q2 Q3 Q4 | Q1 Q2 Q3 Q4

2017 2018

(1) *Algovita™ is currently not MRI conditional approved. Head only and full body MRI conditional approvals expected based on the timeline indicated on the slide*

NUVECTRA

Virtis™ Sacral Neuromodulation System(1)

Market Opportunity

- ~400M incontinence patients worldwide(2)
- ~$690 million market(2)
- 20+ yrs. proven efficacy
- 225,000+ WW implants(2)
- Established reimbursement


Virtis™
Virtis MRI

Commercial Strategy

- Regulatory submissions filed with FDA and CE Mark authorities
- Hire Urology / UroGyn focused sales reps
- Leverage existing sales management infrastructure

Virtis™ is indicated for the treatment of urinary retention and the symptoms of overactive bladder


Pulse Generator
Lead
Sacral Nerves
Bladder

(1) *Investigational Device. The Virtis™ System is not approved for commercial distribution in the United States or the European Union. Anticipated regulatory approval timeline assumes no clinical study requirements from either regulatory body. Virtis Sacral Neuromodulation System is indicated for the treatment of urinary retention and the symptoms of overactive bladder, including urinary urge incontinence and significant symptoms of urgency-frequency alone or in combination, in patients who have failed or could not tolerate more conservative treatments.*

(2) *Market size and growth information is for 2017 and is based upon market research and Company estimates.*

NUVECTRA

SNM System Comparison[1,2]




Virtis

	InterStim	InterStim II	Virtis™[1]
MRI Conditional	Head		Head
# of Leads	1		1 or 2
Lead Fixation	Tines		Fins
Reinforced Lead Body	No		Yes, Braid
Lead Lengths	28,33,41 cm		30,40 cm
Battery / Battery Life	Primary Cell 7 years	Primary Cell 4.4 years	Rechargeable 10 years
Stim Output	Voltage		Current
Current Steering	No		Yes
Communication	Inductive		MICS
IPG Volume	22 cc	14 cc	19.5 cc

(1) Investigational Device. The Virtis™ System is not approved for commercial distribution in the United States or the European Union. Anticipated regulatory approval timeline assumes no clinical study requirements from either regulatory body

(2) System comparison based on internal market research

Note: Images sourced from Medtronic website

NUVECTRA

Strategic Development Agreement

NEUROTHERAPEUTICS aleva

- Development agreement through 2018(1)
- Nuvectra to license platform of IPG and programmers to Aleva for royalties
- Aleva provides MEMS technology with directSTIM directional DBS lead
- Field of use: DBS for Parkinson's Disease (PD) and Essential Tremor (ET)





DBS Market Opportunity

- ~$650 million market(2)
- 20+ yrs. proven efficacy
- Established reimbursement
- 7-10M PD patients worldwide(3)
  - ~1M PD patients in the US(3)
- >10M ET patients in the US(4)
- 150,000+ WW implants(2)



(1) *In Aug. 2017, entered into an Amended and Restated Development Agreement with Aleva Neurotherapeutics, S.A. to extend the development agreement through 2018. Aleva raised $13M in Series D proceeds in October 2017.*
(2) *Market size and growth information is for 2017 and is based upon market research and Company estimates.*
(3) *Parkinson's Disease Foundation*
(4) *International Essential Tremor Foundation*

NUVECTRA

Investment Highlights

Significant revenue growth opportunity in large, established markets

~$40M+ Algovita™ annualized revenue run-rate(1) in Q4'17

Proven commercial success with over 1,000 US Algovita™ implants

Neurostimulation platform technology and IP with broad range of applications

Improving sales productivity with commercial organization

Expanding SCS post-market clinical data

Expect Virtis™ to be 2nd entrant in US SNM market in 2018

Additional capital available under credit facility

NUVECTRA

(1) Q4 2017 annualized revenue run-rate calculated as Q4 2017 estimated, unaudited Algovita™ revenue multiplied by 4
Note: Nuvectra became an independent company in March 2016 following its spin-off from Integer Holdings Corporation, formerly known as Greatbatch


Algovita


Virtis

THANK YOU!


FROST & SULLIVAN
Nuvectra's
Spinal Cord Stimulator
Receives Frost & Sullivan's
2017 New Product Innovation Award
LEARN MORE
FROST & SULLIVAN
2017
BEST
PRACTICES
AWARD
NORTH AMERICAN
SPINAL CORD STIMULATION
NEW PRODUCT INNOVATION AWARD

NUVECTRA